SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             January 25, 2006
                             ----------------
                              Date of Report
                    (Date of earliest event reported)


                          Reflect Scientific, Inc.
                          ------------------------
           (Exact name of registrant as specified in its charter)



    UTAH                        000-31377                      87-0642556
    -----                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                           970 Terra Bella Avenue
                       Mountain View, California 94043
                       -------------------------------
                   (Address of Principal Executive Offices)

                               (650) 960-0300
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
          -------------

     On November 29, 2005, we announced the execution of a Letter of Intent to acquire Cryomastor Corporation ("Cryo") a California corporation. The acquisition of Cryo and their newly developed ultra low temperature ("ULT") freezer will provide our Company with tremendous growth potential. Please see the Press Release of November 29, 2005, which is attached hereto and incorporated herein by reference. See Item 9.01.

     Then, pursuant to the Letter of Intent, we loaned Cryo Two Hundred Thousand Dollars ($200,000) on January 25, 2006. Upon the closing of the Plan of Merger outlined in the letter of intent, the principal amount of the loan will be included in and accounted for as part of the Merger.

     In the event that the Plan of Merger is not closed, the loan will be repaid to us on or before December 31, 2006, with accrued interest on the outstanding principal at an annualized rate of five (5) percent from the date acknowledged by us and Cryo that the Plan of Merger will not close. Such interest shall be calculated using a straight line method and will not include compounding.

     The funds shall be utilized to support the design, development and production of up to ten (10) production units of the Cryo product.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
            Exhibits.
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Exhibit
Number                Description
------                -----------

99.1               Press Release of November 29, 2005

                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               REFLECT SCIENTIFIC, INC.

Dated: 01/27/06                                 /s/ Kim Boyce
       --------                                ---------------------
                                               Kim Boyce
                                               President & Director
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